HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-7969 - State of Iowa Retirement Investors Club 403(b)

Supplement dated August 15, 2012 to your Prospectus

SHARE CLASS CHANGE

INVESCO REAL ESTATE FUND – INSTITUTIONAL CLASS

Effective on September 24, 2012, Invesco Real Estate Fund - Institutional Class share class will convert to Invesco Real Estate Fund - Class R5 share class.

As a result of the change, all references to the old Invesco Real Estate Fund - Institutional Class share class in your Prospectus are deleted and replaced with the new Invesco Real Estate Fund - Class R5 share class.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.